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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): June 29, 1998


                            IQ SOFTWARE CORPORATION
             (Exact name of registrant as specified in its charter)


             Georgia                  0-20085                 58-1614492
  (State or other jurisdiction      (Commission            (I.R.S. Employer
        of incorporation)           File Number)           Identification No.)


         3295 River Exchange Drive, Suite 550, Norcross, Georgia 30092
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (770) 446-8880

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ITEM 5.          OTHER EVENTS

                 On June 29, 1998, IQ Software Corporation ("Corporation") entered into an Agreement and Plan of Merger, by and among Information Advantage, Inc., a Delaware corporation ("Information Advantage"), IAC Merger Corp., a Georgia corporation and wholly-owned subsidiary of Information Advantage ("Merger Sub") and the Corporation. Upon the closing of the merger, Merger Sub shall be merged with and into the Corporation (the "Merger"), with the Corporation surviving the Merger and becoming a wholly-owned subsidiary of Information Advantage.

ITEM 7.          EXHIBITS

                 Exhibit
                 Number        Description

                   2.1 Agreement and Plan of Merger, dated June 29, 1998, by and among Information Advantage, Merger Sub and the Corporation.

                  99.1 Press Release, dated June 29, 1998, announcing the signing of the Agreement and Plan of Merger.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         IQ Software Corporation



Date: July 2, 1998                       /s/ Charles R. Chitty
                                         -------------------------------------
                                         Charles R. Chitty
                                         Chairman and Chief Executive Officer